                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 2004
                                                           -------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                   13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                        IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10
          EDGEWATER, NEW JERSEY                               07020
   -----------------------------------                   --------------
          (ADDRESS OF PRINCIPAL                            (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

     Hanover Direct, Inc. (the "Company") today announced the resignation of Thomas C. Shull as Chairman of the Board, President and Chief Executive Officer of the Company and the election of William B. Wachtel as Chairman of the Board and Wayne P. Garten as President and Chief Executive Officer of the Company effective immediately.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 20.1 Press Release dated May 6, 2004 in regard to the resignation of Thomas C. Shull as Chairman of the Board, President and Chief Executive Officer of the Company and the election of William B. Wachtel as Chairman of the Board and Wayne P. Garten as President and Chief Executive Officer of the Company effective immediately.

     Exhibit 20.2 Resignation Letter, dated May 5, 2004, from Thomas C. Shull to the Board of Directors and the Secretary of the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HANOVER DIRECT, INC.
                                       --------------------------------------
                                                         (Registrant)

May 6, 2004
                                       By:    /s/ Charles E. Blue
                                       --------------------------------------
                                       Name:  Charles E. Blue
                                       Title: Senior Vice President and
                                              Chief Financial Officer